ECLIPSE FUNDS INC.

MainStay 130/30 Core Fund	MainStay Intermediate Term Bond Fund
MainStay 130/30 Growth Fund	MainStay Moderate Allocation Fund
MainStay 130/30 High Yield Fund	MainStay Moderate Growth Allocation Fund
MainStay 130/30 International Fund	MainStay S&P 500 Index Fund
MainStay Cash Reserves Fund	MainStay Short Term Bond Fund
MainStay Conservative Allocation Fund	MainStay Retirement 2010 Fund
MainStay Floating Rate Fund	MainStay Retirement 2020 Fund
MainStay Growth Allocation Fund	MainStay Retirement 2030 Fund
MainStay Growth Equity Fund	MainStay Retirement 2040 Fund
MainStay Indexed Bond Fund	MainStay Retirement 2050 Fund
MainStay U.S. All Cap Fund

Supplement dated October 30, 2009 (“Supplement”) to the Prospectuses for the various series (“Funds”) of Eclipse Funds Inc., each dated March 2, 2009 (the “Prospectuses”)

This Supplement updates certain information contained in the above-dated Prospectuses. You may obtain copies of the Funds’ Prospectuses and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

On October 1, 2009, on behalf of the Funds, the Board of Directors of Eclipse Funds Inc. (the "Company"), approved the reorganization of each Fund into a corresponding “shell” series of MainStay Funds Trust, a newly organized Delaware statutory trust.  The reorganizations will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of a Fund by a corresponding series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the corresponding New Fund and (2) the subsequent liquidation of the Fund ("Reorganization").  After considering all relevant facts, the Board of Directors determined that the Reorganization is in the best interests of the Funds’ shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

Closing of the Reorganization is expected to occur on or about February 26, 2010.  The Reorganization is not subject to shareholder approval under applicable law.  Upon closing, shareholders of a Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Funds are managed or on shareholders’ ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to a Fund’s investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.